Debt	12 Months Ended
Sep. 27, 2013
Debt Disclosure [Abstract]
Debt
Debt
At the end of fiscal 2013 and 2012, debt was comprised of:

(Dollars in Millions)	2013	2012
Current maturities of long-term debt:
1.88% senior notes due June 2013	$—	$500
Other	11	9
Total	11	509
Long-term debt:
Commercial paper program	—	210
1.35% senior notes due May 2015	600	600
2.80% senior notes due June 2015	400	400
6.00% senior notes due October 2017	1,150	1,150
4.20% senior notes due June 2020	600	600
3.20% senior notes due June 2022	650	650
2.95% senior notes due June 2023	750	—
6.55% senior notes due October 2037	850	850
Other	18	71
Total	5,018	4,531
Total debt	$5,029	$5,040

On May 16, 2013, Covidien International Finance S.A. (CIFSA), a wholly-owned subsidiary of the Company, issued $750 million aggregate principal amount of 2.95% senior notes due June 2023. The notes are fully and unconditionally guaranteed by both Covidien plc and Covidien Ltd. The net proceeds of $743 million were used to fund the redemption of CIFSA’s $500 million 1.88% senior notes due June 2013 and for general corporate purposes.
In connection with the 2013 separation, on April 11, 2013, Mallinckrodt International Finance S.A. (MIFSA), previously a wholly-owned subsidiary of Covidien, issued $300 million aggregate principal amount of 3.50% senior notes due April 2018 and $600 million aggregate principal amount of 4.75% senior notes due April 2023 for aggregate net proceeds of approximately $886 million. Upon completion of the 2013 separation, MIFSA became a wholly-owned subsidiary of Mallinckrodt plc. While MIFSA retained the debt, MIFSA retained for general corporate purposes only an amount of the net proceeds that, together with cash held by its subsidiaries totaled $180 million. The remainder of the net proceeds was retained by Covidien for general corporate purposes.
CIFSA has a $1.5 billion five-year unsecured senior revolving credit facility expiring in August 2016. CIFSA may increase this facility by up to $500 million to a maximum of $2.0 billion provided certain borrowing conditions are met. Borrowings under this credit facility bear interest, at the Company’s option, at a base rate or LIBOR, plus a margin dependent on the Company’s credit ratings. CIFSA is required to pay a facility fee between 7.5 to 25 basis points, depending on its credit rating, on the aggregate unused amount under the facility. The credit facility agreement contains a covenant limiting the Company’s ratio of debt to earnings before interest, income taxes, depreciation and amortization. In addition, the agreement contains other customary covenants, none of which are considered restrictive to the Company’s operations. Borrowings under this credit facility are fully and unconditionally guaranteed by Covidien plc. No amount was outstanding under this credit facility at September 27, 2013 or September 28, 2012.
CIFSA also has a commercial paper program. The notes issued under this program are fully and unconditionally guaranteed by both Covidien plc and Covidien Ltd. Proceeds from the sale of the notes are used for working capital and other corporate purposes. No amount was outstanding at September 27, 2013. The weighted-average interest rate on the notes outstanding under the commercial paper program was 0.5% at September 28, 2012. CIFSA is required to maintain an available unused balance under its revolving credit facility sufficient to support amounts outstanding under the commercial paper program.

The aggregate amounts of debt maturing during the next five fiscal years and thereafter are as follows:

(Dollars in Millions)
Fiscal 2014	$11
Fiscal 2015	1,006
Fiscal 2016	6
Fiscal 2017	7
Fiscal 2018	1,152
Thereafter	2,847